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                                                                  Exhibit 10.2
                                 Unitech Industries


                         1992 OMNIBUS EQUITY INCENTIVE PLAN


     1.   PURPOSE

          The Plan is intended to provide to selected directors, employees, independent contractors and/or consultants of Unitech Industries, a California corporation (the "Participants" and the "Corporation," respectively), an opportunity to acquire shares of common stock of the Corporation. The Corporation intends to use the Plan to attract and retain Participants with outstanding qualifications and motivate Participants to attain exceptional levels of performance. The Plan is effective April 12, 1992.


          The Plan is designed to enable the Corporation to (i) grant to Participants options to purchase shares of common stock of the Corporation, (ii) issue to Participants restricted shares of common stock of the Corporation, and/or (iii) issue to Participants stock appreciation rights with respect to shares of common stock of the Corporation upon such terms and conditions as provided in this Plan document (collectively referred to as Plan "Awards").


               2.   DEFINITIONS.

          (a) "AWARD" shall mean any award under the Plan, including any Option, share of Restricted Stock or Stock Appreciation Right.


          (b) "AWARD AGREEMENT" shall mean, with respect to each Award, the signed written agreement between the Corporation and the Participant setting forth the terms and conditions of the Award.


          (c) "BOARD" shall mean the board of directors of the Corporation.

          (d)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" shall mean the committee appointed by the Board in accordance with Section 4(b) to administer the Plan.


          (f) "COMMON STOCK" shall mean the voting common stock of the Corporation.

          (g) "CORPORATION" shall mean Unitech Industries, a California corporation.

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          (h)  "EMPLOYEE" shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation. For purposes of the Plan only, a director and any independent contractor of the Corporation shall be deemed to be an Employee and service as a director or independent contractor with the Corporation shall be deemed to be employment, but no Incentive Stock Option shall be granted to a Participant who is not an employee of the Corporation within the meaning of Section 3401 of the Code and the regulations thereunder. The Committee shall be responsible for determining when a director's or independent contractor's period of service is no longer continuous and when an employee's period of employment is deemed to be continued during an approved leave of absence.

          (i) "ESCROW AGENT" shall mean the person selected by the Corporation to hold the stock certificate issued under this Plan in the name of a Participant as Restricted Stock, pursuant to such Participant's exercise of an Option, or pursuant to such Participant's exercise of a Stock Appreciation Right which is settled in Shares rather than cash. The Escrow Agent shall hold such certificate in accordance with the terms of the Joint Escrow Instructions and the Assignment Separate from Certificate entered into between the Escrow Agent, the Corporation and the Participant. The Joint Escrow Instructions and the Assignment Separate From Certificate are to facilitate the transfer of Shares if the Corporation exercises its Right of First Refusal under Section 13, and if nonvested Shares of Restricted Stock are forfeited under Section 14.

          (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "EXERCISE PRICE" shall mean the price per Share at which an Option may be exercised, as determined by the Committee and as specified in the Participant's Award Agreement.

          (l) "FAIR MARKET VALUE" shall mean the value of each Share determined as of any specified date as follows:

               (i) If the Shares are traded of any United States securities exchange, the value per Share shall be the closing price on such exchange on the business day immediately preceding such specified date;


               (ii) If the Shares are not traded of any United States securities exchange but are traded on any formal over-the-counter quotation system in general use in the United States,

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the value per Share shall be the mean between the closing high bid and low asked quotations on such system on the business day immediately preceding such specified date; or

               (iii) If neither Paragraph (i) nor (ii) applies, the value per Share shall be determined by the Board in accordance with Section 4(e) in good faith and based on uniform principles consistently applied. Such determination shall be conclusive and binding on all persons.

          (m) "INCENTIVE STOCK OPTION" shall mean an Option of the type which is described in Section 422(b) of the Code.

          (n) "JOINT ESCROW INSTRUCTIONS AND ASSIGNMENT SEPARATE FROM CERTIFICATE" shall mean, respectively, the form of joint escrow instructions entered into between Participant, the Corporation and the Escrow Agent, and the form of assignment executed by the Participant to facilitate the transfer of Shares if the Corporation exercises its Right of First Refusal under Section 13 and if nonvested Shares of Restricted Stock are forfeited under Section 14.

          (o) "NONSTATUTORY STOCK OPTION" shall mean an Option which is not of the type described in Section 422(b) or 423(b) of the Code.

          (p) "OPTION" shall mean an option which is granted pursuant to the Plan to purchase Shares of Common Stock, whether granted as an Incentive Stock Option or as a Nonstatutory Stock Option.

          (q) "PARTICIPANT" shall mean any individual to whom an Award has been granted or issued under the Plan.

          (r) "PLAN" shall mean this Unitech Industries 1992 Omnibus Equity Incentive Plan, as amended. The Plan is effective April 12, 1992.

          (s) "PLAN YEAR" shall mean the 12 consecutive month period coinciding with the Corporation's fiscal year, which is the calendar year.

          (t) "PURCHASE PRICE" shall mean, at any specified time, the (i) Exercise Price of an Option times the number of optioned Shares being exercised, or (ii) the amount, if any, a Participant is to pay for a Share of Restricted Stock times the number of Shares being purchased.

          (u) "RESTRICTED STOCK" shall mean a Share of Common Stock which is issued to a Participant and which is either vested (as defined in Section 8(a)) when issued or nonvested until specified conditions are met. The applicable vesting conditions shall be set forth in a Participant's

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Award Agreement. Shares of Restricted Stock are subject to forfeiture under
Section 14 prior to vesting.

          (v)  "SHARE" shall mean one authorized share of Common Stock.

          (w) "STOCK APPRECIATION RIGHT" shall mean a right issued to a Participant to receive all or any portion of the future appreciation in the Fair Market Value of one Share of Common Stock. A Stock Appreciation Right may be settled in cash or in Shares of Common Stock in accordance with the terms and conditions set forth Section 9.


     3.   EFFECTIVE DATE.

          The Plan was adopted by the Corporation effective April 12, 1992, subject to the approval of the Corporation's shareholders in accordance with
Section 21.


     4.   ADMINISTRATION.

          (a)  ADMINISTRATION BY THE BOARD OR THE COMMITTEE.

               The Board may administer the Plan or appoint a Committee to administer the Plan. If no Committee has been appointed or is currently constituted, the Board shall have the powers and authority otherwise delegated to the Committee in this Plan document and all acts to be performed by the Committee under this Plan shall be performed by the Board. In any event, the Board shall have the authority to determine the Fair Market Value of the Common Stock in accordance with Subsection (e).


          (b)  COMPOSITION OF THE COMMITTEE.

               (i) If appointed by the Board, the Committee shall consist of not less than two members, who may also be members of the Board. Each Committee member shall serve until the member resigns, dies or is removed by the Board, whichever is the first event to occur. The Board may, from time to time, increase the size of the Committee, fill vacancies however caused, remove members with or without cause, and disband the Committee and thereafter directly administer the Plan. The Board shall designate one members as Chairman of the Committee. The Committee shall hold meetings at such times and places as it may determine. For a Committee meeting, if the Committee has two or three members, all must be present to constitute a quorum,

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and if the Committee has four or more members, a majority of the Committee plus one member shall constitute a quorum. Acts by a majority of the members present at a meeting at which a quorum is present and acts approved in writing by all the members of the Committee shall constitute valid acts of the Committee.

               (ii) Members of the Board or the Committee who are either eligible for Awards or have been granted an Award may vote on any matters affecting the administration of the Plan or the grant of any Award pursuant to the Plan. However, no such member shall act upon the granting of an Award to himself or herself (unless such grant is part of a plan under which Awards are to be granted to a classification of Employees), although such member shall be counted in determining the existence of a quorum at a meeting of the Committee and shall be excluded in determining the number of directors voting or taking written action with respect to an Award granted to such member.

               (iii) If the Corporation registers any class of equity security pursuant to Section 13 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, the Plan shall be administered by a Committee which shall consist of not less than three members, who may also be members of the Board. During such period, the Committee shall be comprised of individuals who:

                      (A) Shall be ineligible to participate in the Plan and in any plan sponsored by the Corporation which provides for the grant of stock of the Corporation, and

                      (B) Shall have been ineligible to participate in the Plan and any such other plan for a one-year period prior to the time such individual becomes a member of the Committee. The Board may from time to time designate individuals as ineligible to participate in the Plan for such one-year period in order to become eligible to be a member of the Committee.

          (c)  POWERS OF THE COMMITTEE.

               Subject to the provisions of the Plan, the Committee shall have the authority and discretion and on behalf of the Corporation to:

               (i) Prescribe, amend and rescind rules and regulations relating to the Plan;

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               (ii)   Select Participants to receive Awards;

               (iii)  Determine the form and terms of Awards;

               (iv) Determine the number of Shares or other consideration subject to Awards;

               (v) Determine whether Awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Corporation;

               (vi) Construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

               (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

               (viii) Determine whether an Award has been earned and/or vested;

               (ix) Accelerate or defer, with the consent of the Participant, the exercise date of any Option or Stock Appreciation Right, or the vesting of any Award;

               (x) Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award as made by the Committee;


               (xi) With the consent of the Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Award previously issued to the Participant; and

               (xii) Make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d)  COMMITTEE'S INTERPRETATION OF THE PLAN.

               The Committee's interpretation and construction of any provision of the Plan, of any Award granted under the Plan, or of any Award Agreement shall be final and binding on all parties claiming an interest in an Award granted or issued under the Plan. No member of the Committee nor any director shall be liable for any action or determination made in good faith with respect to the Plan.

          (e)  BOARD'S DETERMINATION OF FAIR MARKET VALUE.


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The Board shall have the authority to determine, upon review of relevant information, the Fair Market Value of the Common Stock, subject to the provisions of the Plan and irrespective of whether the Board has appointed a Committee to administer the Plan.


     5.   PARTICIPATION.

          (a)  ELIGIBILITY FOR PARTICIPATION.

               Plan Participants shall be limited to such Employees and such directors, independent contractors and/or consultants of the Corporation as the Committee may select.

          (b)  ELIGIBILITY FOR AWARDS.

               Incentive Stock Options may be granted only to Participants who are common law employees (including officers and inside directors) of the Corporation. All other Awards may be granted to any person eligible for Participation, as defined in Subsection (a). A Participant may be granted more than one Award under the Plan.

          (c)  TEN PERCENT STOCKHOLDERS GRANTED INCENTIVE STOCK OPTIONS.

               Any Employee who owns stock of the Corporation possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation shall be eligible to receive an Incentive Stock Option only if:

               (i) The Exercise Price of the Shares subject to such Incentive Stock Option, when granted, equals or exceeds 110% of the Fair Market Value of such Shares; and

               (ii) Such Incentive Stock Option by its terms is not exercisable after five years from the date of grant.

          (d)  STOCK OWNERSHIP AND OUTSTANDING STOCK.

               For purposes of Subsection (c) above:

               (i) In determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, respectively.


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               (ii)   The term "outstanding stock" shall include all shares
of stock actually issued and outstanding immediately after the grant of the Option to the Participant but shall not include any share of stock subject to an unexercised stock option held by any person.

     6.   SHARES OF STOCK OF THE CORPORATION.

          (a)  SHARES SUBJECT TO THIS PLAN.

               Stock with respect to which Awards are granted or issued under this Plan (i.e., issued as Restricted Stock, issued upon the exercise of an Option, issued upon the exercise of a Stock Appreciation Right which is settled in Shares rather than cash, or constituting the basis for a Stock Appreciation Right) shall be authorized but unissued or reacquired Shares of the Corporation's Common Stock. The aggregate number of Shares which may be issued under this Plan shall not exceed 300,000, subject to adjustment under Section 11.

          (b)  ADJUSTMENT OF SHARES.

               In the event of an adjustment described in Section 11 excluding
Section 11(b)(ii), then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options, (iii) the number of Shares subject to other outstanding Awards, and
(iv) any other factor pertaining to outstanding Awards shall be duly and proportionately adjusted, subject to any required action by the Board or the shareholders of the Corporation and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee. The Committee shall in its sole discretion determine if and when any adjustment of Shares as described in this Subsection (b) is required.

          (c)  AWARDS NOT TO EXCEED SHARES AVAILABLE.

               The number of Shares subject to Awards which are outstanding at any time shall not exceed the number of Shares authorized for issuance under the Plan, reduced by the number of Awards previously granted or issued under this Plan. The number of Shares subject to an Award which expires or is canceled, forfeited or terminated for any reason, shall again be


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available for issuance under the Plan. Any Shares the Corporation reacquires pursuant to Sections 13 and 14 shall also again be available for issuance under this Plan.


     7.   TERMS AND CONDITIONS OF OPTIONS.

          (a)  AWARD AGREEMENTS.

               Each Option shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Option, provided that all such terms shall be subject to and consistent with this Plan.

          (b)  NUMBER OF SHARES COVERED BY AN OPTION.

               Each Award Agreement shall state the number of Shares for which the Option is exercisable and shall provide for the adjustment of such Shares in accordance with Section 6(b) and Section 11.

          (c)  EXERCISE OF OPTIONS.

               A Participant may exercise an Option only on or after the date on which the Option vests, as provided in Subsection (d) below, and only on or before the date on which the Option expires, as provided in Subsection (e) below.

          (d)  VESTING OF OPTIONS.

               A Participant may exercise an Option to purchase Shares only on or after the date the Option has vested with respect to such Shares. Each Award Agreement shall include a vesting schedule applicable to the Shares to which such Option pertains. The vesting schedule shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period. A Participant's Award Agreement shall so specify if all or any nonvested Options held by the Participant on the date of death or total and permanent disability shall become vested.

          (e)  TERM AND LAPSE OF OPTIONS.

               A Participant may exercise an Option to purchase Shares only on or before the date on which the term of the Option expires, lapses or otherwise ends. Each Award Agreement shall set forth the term of the Option and the events described in the immediately


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following sentence which will cause the Option to lapse or otherwise end, in whole or in part, as of on earlier date. An Option shall lapse on the first to occur of the following events:

               (i) The tenth anniversary of the date the Option was granted (substituting "fifth anniversary" for "tenth anniversary" for an Incentive Stock Option granted to a "ten percent stockholder" as described in Section 5(c));

               (ii) The date determined under Section 7(i) for a Participant who ceases to be an Employee by reason of the Participant's death or total and permanent disability within the meaning of Section 22(e)(3) of the Code;

               (iii) The date determined under Section 7(j) for a Participant who ceases to be an Employee for any reason other than by reason of death or total and permanent disability, unless the Committee in its discretion extends such date before the applicable expiration date (but no longer than three months after the date the Participant ceases to be an Employee with respect to any Incentive Stock Option the Participant holds);

               (iv)   On the effective date of a transaction described in
Section 11(b)(ii); or

               (v) The expiration date specified in the Participant's Award Agreement.

          (f)  EXERCISE PRICE.

               Each Award Agreement shall state the Exercise Price for the Shares to which the Option pertains, subject to the following:

               (i) The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Shares determined on the date the Option is granted (substituting "110%" for "100%" for an Incentive Stock Option granted to a "ten percent stockholder" as described in Section 5(c)); and

               (ii) The Exercise Price of a Nonstatutory Stock Option may be less than 100% of the Fair Market Value of the Shares determined on the date the Option is granted.

          (g)  MEDIUM AND TIME OF PAYMENT OF PURCHASE PRICE.

               A Participant exercising an Option shall pay the Purchase Price of the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Committee in its discretion allows the Participant to pay the Purchase Price in a manner allowed under Section 17, so long as the sum of cash so paid and such other consideration


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equals the Purchase Price. The sequential exercise of an Option through
"pyramiding" is specifically allowable under the Plan, subject to the consent of the Committee at its discretion.

          (h)  NONTRANSFERABILITY OF OPTIONS.

               An Option granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant or the Participant's conservator or legal representative. Options shall not assignable or transferable, and any attempt to assign or transfer the Options will be void and unenforceable. An Option granted to a Participant is exempt from the claims of the Participant's creditors, and may not be made subject to execution, attachment or any other process which would result in the transfer of the Option to such creditors. In the event of the Participant's death, the Option is transferable by the Participant only by will or the laws of descent and distribution.

          (i)  DEATH OR DISABILITY OF A PARTICIPANT.

               If a Participant dies while an Employee, or ceases to be an Employee as a consequence of becoming totally and permanently disabled (within the meaning of Section 22(e)(3) of the Code), any Option granted to the Participant may be exercised, to the extent it was vested on the date of termination of employment, at any time within 12 months after the termination of employment (but not beyond the otherwise applicable term of the Option), by the Participant or the Participant's conservator or legal representative.

          (j)  TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR DISABILITY.

               If a Participant ceases to be an Employee for any reason other than death or total and permanent disability (as defined in Section 7(k)):

               (i) any Nonstatutory Stock Option granted to the Participant may be exercised, to the extent it was vested on the date of termination of employment, at any time within 12 months after the termination of employment (but not beyond the otherwise applicable term of the Option); and

               (ii) any Incentive Stock Option granted to the Participant may be exercised, to the extent it was vested on the date of termination of employment, at any time within 3 months after the termination of employment (but not beyond the otherwise applicable term of the Option).

          (k)  RIGHTS AS A STOCKHOLDER.


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               A Participant, or an allowable transferee of a Participant, shall have no rights as a shareholder of the Corporation with respect to any Shares for which an Option is exercisable until the date a stock certificate for such Shares is issued. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11.

          (l)  MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS.

               Within the limitations of the Plan, the Committee may in its discretion modify, extend or renew outstanding any Option or accept the cancellation of outstanding Options for the granting of a new Option in substitution therefor. Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted.

          (m)  OTHER PROVISIONS.

               An Award Agreement may contain such other provisions as the Committee deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

               (i)    Restrictions on the exercise of the Option;

               (ii) Submission by the Participant of such forms and documents as the Committee may require; and/or

               (iii) Procedures to facilitate the broker-assisted exercise of the Option.

          (n)  LIMITATIONS ON INCENTIVE STOCK OPTIONS.

               The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Corporation) shall not exceed $100,000. If the Fair Market Value of the Shares on the date of grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be incentive Stock Options and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be Nonstatutory Stock Options. In the event the Code or the regulations promulgated thereunder are


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amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit shall be automatically incorporated into this
Section 7(o) and shall apply to any Options granted on or after the effective date of such amendment.


     8.   TERMS AND CONDITIONS OF RESTRICTED STOCK.

          (a)  RESTRICTED STOCK AGREEMENTS.

               Each Award of Restricted Stock shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Award, provided that all such terms shall be subject to the terms and conditions of this Plan. Each Restricted Stock Award Agreement shall state the number of Shares of Restricted Stock to which it pertains and whether the Shares are immediately vested. For purposes of determining when a Share of Restricted Stock becomes "vested," the term "vest" shall mean that the Restricted Stock is no longer subject to a substantial risk of forfeiture within the meaning prescribed by Section 83 of the Code and the regulations thereunder.

          (b)  VESTING.

               Unless immediately vested at issuance, a Share of Restricted Stock shall be forfeitable (in accordance with Section 14) prior to the date on which the Restricted Share vests. Each Award Agreement shall include a vesting schedule applicable to the Shares Restricted Stock to which it pertains. This condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period. A Participant's Award Agreement shall so specify if all or any nonvested Shares of Restricted Stock held by the Participant on the date of death or total and permanent disability shall become vested.

          (c)  RESTRICTED SHARES ISSUED WITHOUT PAYMENT OF FULL CONSIDERATION.

               An Award of Restricted Stock may be issued without payment by the Participant of any consideration, or may be issued in consideration of partial or full payment of the Fair Market Value of the Shares as of the date of issuance. Payment of such consideration may be made on any of the terms of payment allowed under Section 17, so long as the sum of cash so paid and such other consideration equals the Purchase Price, and payment shall be a condition to the


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issuance of such Shares. Subject to vesting and to the payment of any required consideration, the Shares shall be deemed fully paid and nonassessable.


          (d)  NONTRANSFERABILITY OF NONVESTED AWARDS OF RESTRICTED STOCK.

               During the lifetime of the Participant, a nonvested Award of Restricted Stock is neither assignable nor transferable, and any attempt to assign or transfer the Award will be void and unenforceable. An nonvested Award of Restricted Stock granted to a Participant is exempt from the claims of the Participant's creditors, and may not be made subject to execution, attachment or any other process which would result in the transfer of the nonvested Award to such creditors.

          (e)  TERMINATION OF EMPLOYMENT FOR ANY REASON.

               (i) If a Participant ceases to be an Employee for any reason, including death and total and permanent disability (as defined in Section 7(k)), any nonvested Share of Restricted Stock shall be forfeited in accordance with
Section 14 on the date the Participant's employment with the Corporation terminates.

               (ii) For purposes of this Section 8(e), the employment relationship shall be treated as continuing intact while the Participant is an active employee of the Corporation or is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee in its discretion.

          (f)  RIGHTS AS A STOCKHOLDER.

               A Participant, or an allowable transferee of a Participant, shall have all rights as a stockholder of the Corporation, including voting and dividend rights, with respect to all Awards of Restricted Stock, whether vested or forfeitable, commencing on the date of issuance of a stock certificate for such Awards. No adjustment shall be made for dividends (ordinary or extraordinary, whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11.

          (g)  MODIFICATION OF AWARDS OF RESTRICTED STOCK.

               Within the limitations of the Plan, the Committee may modify the terms of an Award of Restricted Stock or accept the cancellation of outstanding Awards of Restricted Stock

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(to the extent not vested) for the issuance of a new Award of Restricted Stock in substitution therefor. Notwithstanding the preceding sentence, no modification of an Award of Restricted Stock shall, without the consent of the Participant, alter or impair any rights or obligations under any such Award previously issued.

          (h)  OTHER PROVISIONS.

               An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable which are not inconsistent with the terms of the Plan.

     9.   STOCK APPRECIATION RIGHTS.

          (a)  STOCK APPRECIATION RIGHTS AGREEMENTS.

               Each Award of a Stock Appreciation Right shall be evidenced by written Award Agreement which shall set forth the terms and conditions pertaining to such Award, including the date the Stock Appreciation Right expires and is no longer exercisable, provided that all such terms shall be subject to the terms and conditions of this Plan. Each Stock Appreciation Right Award Agreement shall state the number of Shares of Stock to which it pertains and the Fair Market Value of the Shares which is the basis for determining future appreciation.

          (b)  STOCK APPRECIATION RIGHTS ISSUED WITHOUT PAYMENT OF
CONSIDERATION.

               A Stock Appreciation Right shall be issued without payment by the Participant of any consideration.

          (c)  EXERCISE OF STOCK APPRECIATION RIGHTS.

               A participant may exercise a Stock Appreciation Right only on or after the date on which the Stock Appreciation Right vests, as provided in Subsection (d), below, and only on or before the date on which the Stock Appreciation Right lapses, as provided in Subsection (e), below.

          (d)  VESTING.

               A Stock Appreciation Right shall be forfeitable prior to the date on which the Right vests. Each Award Agreement shall include a vesting schedule applicable to the Stock Appreciation Right to which it pertains. This condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period. A Participant's Award Agreement shall so specify if all or any nonvested Stock Appreciation Rights held by the Participant on the date of death or total and permanent disability shall become vested.

          (e)  TERM AND LAPSE OF STOCK APPRECIATION RIGHTS.

               A Participant may exercise a Stock Appreciation Right and receive a settlement from the Corporation only on or before the date on which the term of the Right expires, lapses or otherwise ends. Each Award Agreement shall set forth the term of the Right and the events described in the immediately following sentence which will cause the Right to lapse or otherwise end, in whole or in part, as of on earlier date. A Stock Appreciation Right shall lapse on the first to occur of the following events:

               (i)    The tenth anniversary of the date the Right was granted;

               (ii) The date determined under Subsection (h) for a Participant who ceases to be an Employee;

               (iii)  On the effective date of a transaction described in
Section 11(b)(ii); or

               (iv) The expiration date specified in the Participant's Award Agreement.

          (f)  EXERCISE AND SETTLEMENT OF A STOCK APPRECIATION RIGHT.

               A Stock Appreciation Right may be exercised by delivering notice to the Corporation only with respect to the number of underlying Shares which are vested (and otherwise exercisable). The Stock Appreciation Right may be settled in the form of cash (either in a lump sum payment or in installments), whole Shares, or a combination thereof, as the Award Agreement prescribes.

          (g)  NONTRANSFERABILITY OF STOCK APPRECIATION RIGHTS.

               During the lifetime of the Participant, a Stock Appreciation Right is neither assignable nor transferable, and any attempt to assign or transfer the Stock Appreciation Right will be void and unenforceable. A Stock Appreciation Right granted to a Participant is exempt from the claims of the Participant's creditors, and may not be made subject to execution, attachment or any other process which would result in the transfer of the Stock Appreciation Right to such creditors. In the event of the Participant's death, the Stock Appreciation Right is transferable by the Participant only by will or the laws of descent and distribution.

          (h)  TERMINATION OF EMPLOYMENT.

               If a Participant ceases to be an Employee for any reason, any unexercised Stock Appreciation Right (whether vested or not) may be exercised, to the extent it was vested on the date of termination of employment, at any time within 12 months after the termination of employment (but not beyond the otherwise applicable term of the Option).

          (i)  RIGHTS AS A STOCKHOLDER.

               A Participant, or an allowable transferee of a Participant, shall have no rights as a shareholder of the Corporation with respect to any Shares to which a Stock Appreciation Right pertains, except for Stock appreciation Rights settled in Shares and then not until the date a stock certificate for such Shares is issued. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11.

          (j)  MODIFICATION, EXTENSION, AND RENEWAL OF STOCK APPRECIATION
RIGHTS.

               Within the limitations of the Plan, the Committee may in its discretion modify, extend or renew outstanding any Stock Appreciation Right or accept the cancellation of an outstanding Rights for the granting of a new Right in substitution therefor. Notwithstanding the preceding sentence, no modification of a Right shall, without the consent of the Participant, alter or impair any rights or obligations under any Right previously granted.

          (k)  OTHER PROVISIONS.

               An Award Agreement may contain such other provisions as the Committee deems advisable which are not inconsistent with the terms of the Plan, including without limitation:

               (i)    Restrictions on the exercise of the Stock  Appreciation
Right;

               (ii) Submission by the Participant of such forms and documents as the Committee may require; or

               (iii) Procedures to facilitate the broker-assisted exercise of the Right if it is settled in Shares rather than cash.


     10.  TERM OF PLAN.

          Awards may be granted pursuant to the Plan through the period ending on April 12, 1995 (the third anniversary of the Effective Date shown in Section
3). All Awards which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on April 12, 2002 (the tenth anniversary of the Effective Date shown in Section 3).


     11.  RECAPITALIZATIONS, TAKEOVERS, AND LIQUIDATIONS.

          (a)  REORGANIZATIONS.

               Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the stockholders of the Corporation, the Committee shall make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Award corresponds, the Exercise Price of an Option, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, a stock split, a reverse stock split or any other event which results in an increase or decrease in the number of issued Shares effected without receipt of adequate consideration by the Corporation.

          (b)  MERGERS AND CONSOLIDATIONS.

               Subject to any required action by the stockholders of the
Corporation: ties of the Corporation to which a holder of the number of Shares subject to the Award would be entitled; and

               (ii) In the event the Corporation is a party to a merger or consolidation in which it is not the surviving corporation, unless the surviving corporation expressly assumes outstanding Awards, each outstanding, unexercised Award shall expire and/or be forfeited as of the effective date of the transaction, but the Committee shall exercise all reasonable efforts to give each Participant as much advance notice as practicable before the effective date of such transaction to enable such Participant to exercise vested and otherwise exercisable Options and Stock Appreciation Rights.

          (c)  CHANGE OF CONTROL.

               If the Corporation experiences a "change of control", the Committee may, in its sole discretion, reduce or remove any restrictions on the exercise of any outstanding but non-vested Awards to the degree it determines appropriate. For purposes of this Subsection (c), a "change of control" will occur if the current shareholders of the Corporation lose control of the Corporation for any reason other than an event described by 11(b)(ii).

          (d)  DETERMINATION BY THE COMMITTEE.

               All adjustments described in this Section 11 shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

          (e)  LIMITATION ON RIGHTS OF PARTICIPANT.

               Except as expressly provided in this Section 11 and subject to the rights of a Participant as a shareholder of record with respect to any Shares issued to the Participant pursuant to this Plan, no Participant shall have any rights by reason of any payment of any stock dividend, stock split, reverse stock split, or any other change in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Corporation of Shares, Options, Stock Appreciation Rights or securities convertible into Shares shall not affect, and no adjustment by reason thereof shall be made with respect to, Awards under the Plan.

          (f)  NO LIMITATION ON RIGHTS OF CORPORATION.

               The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.


     12.  SECURITIES LAW REQUIREMENTS.

          (a)  LEGALITY OF ISSUANCE.

               No Share shall be issued as Restricted Stock, or upon the exercise of any Option or Stock Appreciation Right settled in Shares, unless and until the Committee has determined that:

               (i) The Corporation and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;

               (ii) Any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied; and

               (iii) Any other applicable provision of state, federal or foreign law has been satisfied.

          (b) RESTRICTIONS ON TRANSFER; REPRESENTATIONS OF PARTICIPANT; LEGENDS; AWARD AGREEMENTS.

               Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Act and the Corporation determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT

     UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.

               The Corporation shall also place legends on stock certificates representing that the Shares evidenced by the stock certificate are subject to the terms of this Plan, including the Corporations right of first refusal under
Section 13 and the forfeiture provisions (if applicable) under Section 14. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on all persons.

               All Award Agreements shall contain a provision stating that any restrictions under any applicable Securities Laws will apply.

          (c)  REGISTRATION OR QUALIFICATION OF SECURITIES.

               The Corporation may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Act or any other applicable law.

          (d)  EXCHANGE OF CERTIFICATES.

               If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.


     13.  RIGHT OF FIRST REFUSAL.

          (a)  RIGHT OF FIRST REFUSAL.

               If a Participant proposes to sell, pledge or otherwise transfer any Shares acquired pursuant to the exercise of an Option, the settlement of a Stock Appreciation Right, or received as Restricted Stock, or any interest in such Shares, to any person or entity, the Corporation (and the persons described in Section 13(e)) shall have a right of first refusal (the "Right of First Refusal") with respect to such Awards. Any Participant desiring to transfer Shares acquired under the Plan shall first give a written notice (the "Transfer Notice") to the Corporation describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Participant and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Corporation shall have the right to purchase the Shares which are the subject of the Transfer Notice on the terms described in the Transfer Notice, subject to any change in such terms permitted under Section 13(b). The Corporation shall exercise its Right of First Refusal by delivering a notice of exercise of the Right of First Refusal to the Participant within 30 days after the date the Transfer Notice is received by the Corporation. The Corporation's rights under this Section 13(a) shall be freely assignable, in whole or in part, to the persons described in Section 13(e).

          (b)  TRANSFER OF SHARES.

               If the Corporation does not exercise the Right of First Refusal within 30 days after the date on which it receives the Transfer Notice and no person described in Section 13(e) exercises the assigned Right of First Refusal within an additional 30 days after such date, the Participant may, not later than six months following receipt of the Transfer Notice by the Corporation, consummate a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall again require compliance with the foregoing notice and election procedure described in Section 13(a). If the Right of First Refusal is exercised, the Participant shall immediately endorse and deliver to the Corporation every stock certificate representing the Shares being purchased, and the Corporation shall then promptly pay (or cause the person described in Section 13(e) exercising the Right of First Refusal to pay) the purchase price in accordance with the terms set forth in the Transfer Notice.

          (c)  REPURCHASE PAYMENT.

               The amount payable to a Participant pursuant to the exercised Right of First Refusal shall be paid to the Participant in full in cash (in U.S. dollars) or upon such other terms which are set forth in the Transfer Notice.

          (d)  BINDING EFFECT.

               The Corporation's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares, other than a transferee acquiring Shares in a transaction with respect to which the Right of First Refusal was not exercised (a "Free Transferee") or a transferee of a Free Transferee.

          (e)  ADDITIONAL PERSONS WITH RIGHT OF FIRST REFUSAL.

               If the Corporation does not exercise the Right of First Refusal, in whole or in part, within 30 days after the date on which it receives the Transfer Notice, the Right of First Refusal may be exercised by the following persons in the order set forth:

               (i) Any qualified retirement plan sponsored by the Corporation which has the right, under the terms of such plan, to purchase the Corporation's Common Stock;

               (ii) Any active Employee who is within the class of Employees eligible to be granted Awards under the Plan; or

               (iii) Any other holder of Shares of the Corporation's Common Stock. The Corporation shall notify such persons, on or before the last day of the Corporation's 30 day election period described in Subsection (b) above, of the assignment of such Right of First Refusal to them. The Right of First Refusal, as so assigned, may be exercised in whole or in part within an additional 30 days after the date on which the Corporation received the Transfer Notice in the manner described in Subsections (b) and (c) above.

          (f)  ESCROW OF STOCK CERTIFICATES.

               To facilitate the consummation of the Right of First Refusal, the Participant and the Corporation shall execute a Joint Escrow Instructions agreement and the Participant shall deliver and deposit Assignment Separate From Certificates in accordance with Section 26.

          (g)  TERMINATION OF RIGHT OF FIRST REFUSAL.

               Notwithstanding any other provision of this Section 13, if the Common Stock is listed on any United States securities exchange or traded on any formal over-the-counter market in general use in the United States at the time the Participant desires to transfer his or her Shares, the Corporation shall no longer have the Right of First Refusal, and the Participant shall have no obligation to comply with this Section 13.


     14.  FORFEITURE OF RESTRICTED STOCK.

          (a)  FORFEITURE OF NONVESTED AWARDS OF RESTRICTED STOCK.

               Awards of Restricted Stock issued under the Plan to a Participant which are not vested shall, as provided in Section 8(e), be forfeited and revert to the Corporation ("Forfeiture Restriction") on the terms specified in this
Section 14 as of the date on which the Participant ceases to be an Employee for any reason ("Employment Termination"). The Corporation shall legend the Forfeiture Restriction on the stock certificates evidencing such Shares and shall take such other steps as it deems necessary to ensure compliance with this Restriction. The Corporation's rights under this Subsection (a) shall be freely assignable, in whole or in part, to the persons described in Section 14(f).

          (b)  REPURCHASE PRICE.

               Nonvested Awards of Restricted Stock shall be forfeited and revert to the Corporation, with payment by the Corporation equal to the purchase price paid by the Participant to the Corporation for any such Award of Restricted Stock.

          (c)  ESCROW OF STOCK CERTIFICATES.

               To facilitate the consummation of the Right of First Refusal, the Participant and the Corporation shall execute a Joint Escrow Instructions agreement and the Participant shall deliver and deposit Assignment Separate From Certificates in accordance with Section 26.

          (d)  FORFEITURE PROCEDURE.

               The Corporation shall promptly notify the Escrow Agent in writing of a Participant's termination of employment prior to vesting of Awards of Restricted Stock. A copy of such notice shall be sent simultaneously to the Participant. The Escrow Agent shall act in accordance with such notice and the Joint Escrow Instructions to return certificates representing nonvested Awards of Restricted Stock to the Corporation.

          (e)  BINDING EFFECT.

               The Forfeiture Restriction shall inure to the benefit of and be binding upon the Corporation and its successors and assigns, and shall be binding upon the Participant and any representative, executor, administrator, heir, legatee, or assignee of the Participant.

          (f)  ADDITIONAL PERSONS WITH FORFEITURE RIGHT OF REPURCHASE.

               The Corporation may assign its repurchase rights, in whole or in part, to the following persons:

               (i) Any qualified retirement plan sponsored by the Corporation which has the right, under the terms of such plan, to purchase the Corporation's Common Stock;

               (ii) Any active Employee who is within the class of Employees eligible to be granted Awards under the Plan; or

               (iii)  Any other holder of Shares of the Corporation's Common
Stock.


     15.  EXERCISE OF UNVESTED OPTIONS.

          (a)  EXERCISED OPTIONS AND RESTRICTED SHARES OF COMMON STOCK.

               The Committee, at its discretion, may grant any Participant the right to exercise any unvested Option prior to the vesting of such Option, provided that the Shares issued upon such exercise shall remain subject to vesting, as Restricted Stock, at the same rate as under the Option so exercised, and:

               (i) Shares which have become vested shall be subject to the Corporation's Right of First Refusal, on the terms and conditions set forth in
Section 13, if a Participant proposes to sell, pledge or otherwise transfer any such Shares, or any interest in such Shares, to any person or entity; and

               (ii) Shares which have not become vested on or before the applicable date described in Section 7 for determining the forfeiture or lapsing of the Option pursuant to which such Shares were issued under this Section 15, shall be subject to forfeiture under Section 14 at the Exercise Price paid by the Participant to the Corporation to acquire such Shares.

          (b)  ESCROW OF STOCK CERTIFICATES.

               To facilitate the consummation of the Right of First Refusal, the Participant and the Corporation shall execute a Joint Escrow Instructions agreement and the Participant shall deliver and deposit Assignment Separate From Certificates in accordance with Section 26.


     16.  AMENDMENT OF THE PLAN.

          The Board or the Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendments deemed necessary or advisable to qualify the Awards under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, with or without approval of the shareholders of the Corporation, but if any such action is taken without the approval of the Corporation's shareholders, no such revision or amendment shall:

          (a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 11;

          (b) Change the designation of the class of persons eligible to receive Awards;

          (c) Permit any individual while a member of the Committee to be eligible to receive and hold an Award granted or issued under the Plan;

          (d)  Withdraw administration of the Plan from the Committee;

          (e) Increase the maximum duration of an Option or a Stock Appreciation Right;

          (f)  Change the manner of determining the Exercise Price of an Option;

          (g)  Extend the term of the Plan; or

          (h)  Amend this Section 16 to defeat its purpose.

No amendment, termination or modification of the Plan shall, without the consent of the Participant, affect any Award previously granted.

     17.  PAYMENT FOR SHARE PURCHASES.

          (a)  PAYMENT.

               Payment for Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Committee and where permitted by law:

               (i)    By check;

               (ii) By cancellation of indebtedness of the Corporation to the Participant;

               (iii) By surrender of Shares that either: (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such Shares); or (B) were obtained by Participant in the public market;

               (iv) By tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code, provided that Participants who are not employees of the Corporation shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

               (v) By waiver of compensation due or accrued to Participant for services rendered;

               (vi) With respect only to purchases upon exercise of an Option, and provided that a public market for the Corporation's stock exists:

                      (A) Through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

                      (B) Through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD

Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

               (vii)  By any combination of the foregoing.

          (b)  LOAN GUARANTEES.

               The Committee may in its discretion help a Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Corporation of a third-party loan to the Participant, subject to any covenant(s) or other agreements which may limit the Corporation's ability to provide such a guarantee.


     18.  APPLICATION OF FUNDS.

          The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option, settlement of a Stock Appreciation Right, or the issuance of Restricted Stock shall be used for general corporate purposes.


     19.  PRIVILEGES OF STOCK OWNERSHIP.

          A Participant shall have no of the rights of a shareholder of the Corporation with respect to any Shares issued under the Plan until the date a stock certificate for such Shares is issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that:

          (a) If such Awards are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Corporation shall be subject to the same restrictions as the Restricted Stock; and

          (b) The Participant shall have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 14.

     20.  TRANSFERABILITY.

          Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Option or Stock Appreciation Right may be exercisable only by the Participant, and any elections with respect to any Award may be made only by the Participant.


     21.  APPROVAL OF SHAREHOLDERS.

The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all classes of the outstanding shares present and entitled to vote at the first annual meeting of shareholders of the Corporation adopting the Plan following the adoption of the Plan, and in no event later than _____, 19__(the first anniversary of the Effective Date shown in Section 3). Prior to such approval, Awards may be granted but may not be exercised or settled. Any amendment described in Section 16 shall also be subject to approval by the Corporation's shareholders.


     22.  WITHHOLDING OF TAXES.

          (a)  GENERAL.

               Whenever Shares are to be issued under the Plan, the Corporation may require the Participant to remit to the Corporation an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          (b)  STOCK WITHHOLDING.

               When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the

Participant is obligated to pay the Corporation the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Corporation withhold from the Shares to be issued the specific number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

               (i) The election must be made on or prior to the applicable Tax Date;

               (ii) Once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

               (iii) All elections shall be subject to the consent or disapproval of the Committee;

               (iv) In the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Corporation the proper number of Shares on the Tax Date; and

               (v) If the Participant is an "insider" and if the Corporation is subject to Section 16(b) of the Exchange Act:

                      (A) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act; and

                      (B)  either:

                           (I)     the election to use stock withholding must be
irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax
Date); or

                           (II)    the exercise of the Option or election to use
stock withholding must be made in the ten day period beginning on the third day following the release of the Corporation's quarterly or annual summary statement of sales or earnings.

     23.  STATEMENT TO PARTICIPANTS.

          Within a reasonable time after the last day of each Plan Year, the Committee shall furnish to each Participant a statement setting forth the Participant's total number of Shares subject to Awards, the date such Awards were granted, the Fair Market Value of such Awards as of the grant or issuance date, and such other information as the Committee shall deem advisable to furnish.


     24.  RIGHTS AS AN EMPLOYEE.

          The Plan shall not be construed to give any individual the right to remain in the employ of the Corporation or to affect the right of the Corporation to terminate such individual's employment at any time, with or without cause. The grant of an Award shall not entitle the Participant to, or disqualify the Participant from, participation in the grant of any other Award under the Plan or participation in any other plan maintained by the Corporation.


     25.  INSPECTION OF RECORDS.

          Copies of the Plan, records reflecting each Participant's Awards and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by the Participant and his or her duly authorized representative at the office of the Corporation at any reasonable business hour upon reasonable advance notice from the Participant.


     26.  ESCROW OF STOCK CERTIFICATES.

          To facilitate the consummation of the Corporation's rights and obligations under Sections 13 and 14, the Participant and the Corporation shall execute a Joint Escrow Instructions agreement and the Participant shall deliver and deposit with the Escrow Agent two Assignments Separate from Certificates, together with all certificates evidencing the Shares of Common Stock issued to the Participant pursuant to this Plan, duly endorsed in blank. The Escrow Agent shall hold such documents and deliver the same to the Corporation pursuant to the Joint Escrow Instructions and in accordance with the terms of Sections 13 and/or 14, as applicable.

     27.  DISCLAIMER OF TAX TREATMENT

          While the Corporation has established this Plan to take advantage of current special tax rules for the benefit of the Participants, the Corporation does not guarantee and will not be responsible for the tax consequences of the Awards for any Participant. Each Participant should consult with a professional tax advisor to determine the consequences of the Plan on his or her individual tax situation.

                          INCENTIVE STOCK OPTION AGREEMENT
                                        WITH

     This Incentive Stock Option Agreement is made and entered into this __________ day of ______________, ("Date of Grant") pursuant to the Unitech Industries Omnibus Equity Incentive Plan ("Plan"). The Committee administering the Plan has selected you to receive the following grant of incentive stock options, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended, to purchase shares of the common stock of Unitech Telecom, Inc. ("Unitech Telecom") ("Stock Options"), on the terms and conditions set forth below:

     1.   Stock Options Granted:

               Date of Grant ..............................__________

               No. of Stock Options Granted ...............__________

               Exercise Price Per Share ...................$_________

               Expiration Date ............................__________

     2. The Stock Options are granted pursuant to the Plan to purchase the authorized but unissued common stock of Unitech Industries. All Stock Options shall expire, and all rights to exercise them shall terminate, ten years from the Date of Grant, except that the Stock Options may expire earlier as provided in the Plan.

     3. The Stock Options shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. The Optionee acknowledges having received and read a copy of the Plan. All shares of Unitech Industries's common stock issued pursuant to the exercise of a Stock Option shall be subject to Unitech Industries's Right of First Refusal as set forth in the Plan.

     4. The Stock Options are exercisable in accordance with the following vesting schedule:
          ____________ exercisable as of __________________________.

     5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Options and the sale or the disposition of the common stock of Unitech Industries received pursuant to the exercise of such Stock Options. This Incentive Stock Option Agreement is subject to the restrictions of any applicable Securities Laws.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of Unitech Industries by its duly authorized officer, as of the date and year written above.


                              Unitech Telecom

_________________________     By: ________________________________________
Name of Optionee                            Hong Lu, President